UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 1, 2007

LHC GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	8082	71-0918189
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 West Pinhook Rd., Suite A Lafayette, LA	70503
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (337) 233-1307

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On February 1, 2007, LHC Group, Inc. (the “Company”) issued a press release announcing that it has acquired in separate transactions the assets of a 100% interest in the home health and hospice agencies owned by Rapides Healthcare System, LLC in Mamou, Louisiana and a 100% interest in the home health agency located in Pine Mountain, GA and owned by Lanier Health Services.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Description

99.1	Press Release, dated February 1, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: February 1, 2007
LHC GROUP, INC.
	By:	/s/ Barry E. Stewart
Barry E. Stewart
Executive Vice President and Chief Financial Officer